UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2020

ADAPTIVE BIOTECHNOLOGIES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-38957	27-0907024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 Eastlake Avenue East, Suite 200, Seattle, Washington		98102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 659-0067

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADPT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2020, the Compensation Committee of the Board of Directors (the “Committee”) of Adaptive Biotechnologies Corporation (the “Company”) met to conduct its annual review of the compensation of the Company’s employees, including its executive officers (the “Compensation Meeting”).

2019 Cash Bonus Payments

At the Compensation Meeting, the Committee authorized and approved non-equity incentive plan compensation with respect to performance in 2019 in the form of cash bonus payments to certain of the Company’s employees, including named executive officers identified in the Company’s prospectus dated January 23, 2020 (the “Prospectus”) and the related registration statement on Form S-1 (No. 333-235989).  The compensation to the named executive officers was set forth in the Prospectus, except that the amounts of non-equity incentive plan compensation payable to Chad Robins, Chief Executive Officer, and Dr. Harlan Robins, Chief Scientific Officer, were not calculable at the time of filing the Prospectus.

The following table sets forth the specific cash bonus payments to these named executive officers.

Named Executive Officers	Non-Equity Incentive Plan Compensation ($)	Total ($)
Chad Robins	385,950	2,856,181
Harlan Robins, PhD	237,500	2,647,022

The Committee, in its sole discretion, authorized and approved the cash bonuses for fiscal year 2019 for both of these named executive officers.  Bonuses were determined based upon: (a) corporate goals set by the Committee deemed appropriate given the performance of the Company, including revenue achievements and milestone achievements related to long-term projects, (b) the individual’s base salary, and (c) the individual’s bonus target rate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Adaptive Biotechnologies Corporation

Date: February 18, 2020	By:	/s/ Chad Cohen
Chad Cohen
Chief Financial Officer

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